Exhibit 10.5

MORTGAGE

AND

SECURITY AGREEMENT

Made By and Between

IOWA TELECOMMUNICATIONS SERVICES, INC.,

Mortgagor

and

RURAL TELEPHONE FINANCE COOPERATIVE,

as Administrative Agent,

Mortgagee

Dated as of November    , 2004

THIS INSTRUMENT SECURES FUTURE ADVANCES MADE BY THE MORTGAGEE AND LENDER TO THE MORTGAGOR AND FUTURE OBLIGATIONS OF THE MORTGAGOR TO THE MORTGAGEE AND LENDER.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

MORTGAGE AND SECURITY AGREEMENT (“Mortgage”), dated as of November     , 2004, made by and between IOWA TELECOMMUNICATIONS SERVICES, INC. (hereinafter called the “Mortgagor”), a corporation existing under the laws of the State of Iowa, and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association, as Administrative Agent (sometimes called the “RTFC” and in such capacity as Administrative Agent and together with successor Administrative Agent under the Credit Agreement (as hereinafter defined), being referred to herein as the “Mortgagee”), for itself and for each of the lenders which from time to time shall be a “Lender” under the Credit Agreement (as hereinafter defined) (said parties being collectively and severally referred to as “Lender”).

WHEREAS, the Mortgagor, the Mortgagee and Lender have entered into the Amended and Restated Credit Agreement of even date herewith (as amended, modified or supplemented from time to time, the “Credit Agreement”). Any terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement;

WHEREAS, the Mortgagor is justly indebted to the Mortgagee and Lender in lawful money of the United States of America, in the original aggregate sum of up to Five Hundred Seventy-Seven Million Seven Hundred Seventy-Seven Thousand Seven Hundred Seventy-Seven and 00/100 Dollars ($577,777,777.00) (or as this amount may be increased up to an amount of $702,777,777), as evidenced by certain promissory notes, made by the Mortgagor to the order of the Mortgagee or Lender (as the same may be amended, modified, supplemented, renewed, restated, extended or replaced, being hereinafter collectively and severally referred to as the “Notes”) or other instruments evidencing such obligations of Mortgagor to Mortgagee or a Lender;

WHEREAS, the principal amounts advanced by the Mortgagee and Lender to the Mortgagor pursuant to the Notes, the Letters of Credit and the Credit Agreement shall be payable, with interest thereon, in the manner and according to the terms and conditions specified in the Credit Agreement, all of which are incorporated herein by reference;

WHEREAS, the Mortgagor now operates and/or owns all of the land and communication and information service and other facilities identified in the Property Schedule attached as Exhibit I hereto (hereinafter called the “Existing Facilities”);

WHEREAS, to the extent that any of the property described or referred to in this Mortgage is governed by the provisions of the Uniform Commercial Code of any state (hereinafter called the “Uniform Commercial Code”), the parties hereto desire that this Mortgage be regarded as a “Security Agreement” and as a “Financing Statement” for said security agreement under the Uniform Commercial Code; and

WHEREAS, the Mortgagor desires to secure the payment of the Notes, the LC Exposure and all other amounts owing from time to time under the Notes and the Credit Agreement;

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NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

ARTICLE I

SECURITY

SECTION 1.01. Granting Clause: In order to secure the equal and ratable payment of the Secured Obligations (as hereinafter defined), the Mortgagor, in consideration of the premises, has executed and delivered this Mortgage, and has granted, bargained, sold, conveyed, warranted, assigned, transferred, mortgaged, pledged and set over, and by these presents does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge and set over, unto the Mortgagee, and assigns, all and singular the following-described property whether now owned or hereafter acquired by the Mortgagor, wherever located, and grants a security interest therein for the purposes herein expressed (hereinafter sometimes called the “Mortgaged Property”):

I

All right, title and interest of the Mortgagor in and to the Existing Facilities and buildings, plants, works, improvements, structures, estates, grants, franchises, easements, rights, privileges and properties real, personal and mixed, tangible or intangible, of every kind or description, now owned or leased by the Mortgagor or which may hereafter be owned, leased, constructed or acquired by the Mortgagor, wherever located, and in and to all extensions and improvements thereof and additions thereto, including all buildings, plants, works, structures, improvements, fixtures, apparatus, materials, supplies, machinery, tools, implements, poles, posts, crossarms, conduits, ducts, lines, whether underground or overhead or otherwise, wires, cables, exchanges, switches, including, without limitation, host switches and remote switches, desks, testboards, frames, racks, motors, generators, batteries and other items of central office equipment, pay stations, subscriber equipment, including house wiring and protectors, instruments, connections and appliances, office furniture and equipment, work equipment and any and all other property of every kind, nature and description, used, useful or acquired for use by the Mortgagor in connection therewith and including, without limitation, the property described in the Property Schedule attached as Exhibit I hereto;

II

All right, title and interest of the Mortgagor in, to and under any and all grants, privileges, rights of way and easements now owned, held, leased, enjoyed or exercised, or which may hereafter be owned, held, leased, acquired, enjoyed or exercised, by the Mortgagor for the purposes of, or in connection with, the construction or operation by or on behalf of the Mortgagor of all properties, facilities, systems or businesses, whether underground or overhead or otherwise, wherever located;

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III

All right, title and interest of the Mortgagor in, to and under any and all licenses, franchises, ordinances, privileges and permits heretofore granted, issued or executed, or which may hereafter be granted, issued or executed, to it or to its assignors by the United States of America, or by any state, or by any county, township, municipality, village or other political subdivision thereof, or by any agency, board, commission or department of any of the foregoing, authorizing the construction, acquisition or operation of all properties, facilities, systems or businesses, insofar as the same may by law be assigned, granted, bargained, sold, conveyed, transferred, mortgaged, or pledged;

Together with all rents, income, revenues, profits, proceeds and benefits at any time derived, received or had from any and all of the above-described property of the Mortgagor.

TO HAVE AND TO HOLD all and singular the Mortgaged Property unto the Mortgagee and its assigns forever, to secure the Secured Obligations, according to their tenor and effect, without preference, priority or distinction as to interest or principal (except as otherwise specifically provided herein) or as to lien or otherwise of any Note over any other Note by reason of the priority in time of the execution, delivery or maturity thereof or of the assignment or negotiation thereof, or otherwise, and to secure the due performance of the covenants, agreements and provisions herein and in the Credit Agreement contained, and for the uses and purposes and upon the terms, conditions, provisos and agreements hereinafter expressed and declared.

ARTICLE II

SECURED OBLIGATIONS

SECTION 2.01. Definition of Secured Obligations: The term “Secured Obligations” shall mean, in each case whether now existing or hereinafter arising, (a) the due and punctual payment by the Mortgagor of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Mortgagor under the Credit Agreement in respect of any letter of credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, including, without limitation, the LC Disbursements and the LC Exposure, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Mortgagor to the Mortgagee or Lender under the Credit Agreement, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Mortgagor under or pursuant to this Mortgage and the Credit Agreement, (c) the due and punctual payment and performance of all obligations of the Mortgagor under each Hedging Agreement (as defined in the Credit Agreement) entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into, and (d) all other indebtedness, liabilities, obligations, covenants and duties of the Mortgagor to the Mortgagee or Lender of

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every kind, nature and description, arising under or in respect of the Credit Agreement, whether direct or indirect absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, and together with all sums payable hereunder and all advances and readvances, renewals, extensions, replacements, consolidations, modifications, restatements and amendments of the Notes and of all such other sums obligations and amounts.

SECTION 2.02. Supplemental Mortgages to Confirm Security: The Mortgagor, when authorized by resolution of its board of directors, may from time to time execute, acknowledge, deliver, record and file one or more supplements to this Mortgage which thereafter shall form a part hereof for the purpose of formally confirming this Mortgage as security for the Notes.

ARTICLE III

PARTICULAR COVENANTS OF THE MORTGAGOR

The Mortgagor covenants with the Mortgagee as follows:

SECTION 3.01. Authority to Execute and Deliver Notes and Mortgages; All Action Taken; Enforceable Obligations: The Mortgagor is duly authorized under its articles of incorporation and by-laws and the laws of the State of its incorporation and all other applicable provisions of law to execute and deliver the Notes and this Mortgage; and all corporate action on its part for the execution and delivery of the Notes and this Mortgage has been duly and effectively taken; and the Notes and this Mortgage are the valid and enforceable obligations of the Mortgagor in accordance with their respective terms, except to the extent enforceability may be limited by laws affecting creditors generally, by the exercise of judicial discretion in accordance with general provisions of equity or because waivers of statutory or common law rights or remedies may be limited.

SECTION 3.02. Authority to Mortgage Property; No Liens; Exception for Permitted Encumbrances; Mortgagor to Defend Title and Remove Liens: The Mortgagor warrants that it has good, right and lawful authority to mortgage the property described in the granting clauses of this Mortgage for the purposes herein expressed, and that the said property is free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto, except the lien of this Mortgage and liens permitted by the Credit Agreement.

The Mortgagor will, so long as any of the Notes or Commitments shall be outstanding, maintain and preserve the lien of this Mortgage superior to all other liens affecting the Mortgaged Property, and will forever warrant and defend the title to the property described as being mortgaged hereby to the Mortgagee against any and all claims and demands whatsoever.

SECTION 3.03. Payment of Notes: The Mortgagor will duly and punctually pay the principal of and interest on the Notes and the other Secured Obligations in addition to any other amounts due thereunder at the dates and places and in the manner provided therein, according to the true intent and meaning thereof, and all other sums becoming due hereunder.

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SECTION 3.04. Preservation of Existence and Franchises; Compliance with Laws; Limitations on Mergers, Transfers and Purchases: The Mortgagor will at all times, so long as any of the Notes or Commitments shall be outstanding, take or cause to be taken all such action as from time to time may be necessary to preserve all franchises, rights of way, easements, permits and licenses necessary to the conduct of its business of the Mortgaged Property, and will materially comply with all valid laws, ordinances, regulations and requirements applicable to the Mortgaged Property.

SECTION 3.05. Maintenance of Mortgaged Property: The Mortgagor will at all times maintain and preserve the Mortgaged Property in good repair, working order and condition, ordinary wear and tear and disposition of property in the ordinary course of business excepted, and will from time to time make all needful and proper repairs, renewals and replacements, and useful and proper alterations, additions, betterments and improvements in accordance with prudent industry practice, and will, subject to contingencies beyond its reasonable control, at all times keep its plant and properties in continuous operation and use all reasonable diligence to furnish the subscribers served by it through the Mortgaged Property with adequate service.

SECTION 3.06. Insurance; Restoration of Damaged Mortgaged Property: The Mortgagor will at all times at its own expense maintain, with a financially sound and reputable insurer, property and casualty insurance (including fidelity bonds) with respect to its properties and business against such casualties and contingencies of such types and in such amounts as the Mortgagee reasonably determines is customary in the case of any entity of established reputation engaged in the same or a similar business and owning similar properties. The Mortgagor will cause the Mortgagee to be named as loss-payee on all such insurance policies. The Mortgagor will, upon request of the Mortgagee, submit a schedule of its insurance in effect on the date specified in such request and shall, if so directed by the Mortgagee, submit a certificate of its insurance coverages. If the Mortgagor shall at any time fail or refuse to take out or maintain insurance or to make changes in respect thereof upon appropriate request by the Mortgagee, the Mortgagee may take out such insurance on behalf and in the name of the Mortgagor, and the Mortgagor will pay the cost thereof. In the event of damage to or the destruction or loss of any portion of the Mortgaged Property which shall be covered by insurance, unless the Mortgagee shall otherwise agree, the Mortgagor shall replace or restore such damaged, destroyed or lost portion so that the Mortgaged Property shall be in substantially the same condition as it was in prior to such damage, destruction or loss, and shall apply the proceeds of the insurance for that purpose. The Mortgagor shall replace the loss or shall commence such restoration promptly after such damage, destruction or loss shall have occurred and shall complete such replacement or restoration as expeditiously as practicable, and shall pay or cause to be paid out of the proceeds of such insurance all costs and expenses in connection therewith so that such replacement or restoration shall be so completed that the portion of the Mortgaged Property so replaced or restored shall be free and clear of all mechanics’ liens and other claims.

SECTION 3.07. Mortgagee’s Right to Expend Money to Protect Mortgaged Property: In the event of the failure of the Mortgagor to comply with material covenants and conditions herein contained with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Property in repair and free of liens and other claims or to comply with any other material covenant contained in this Mortgage, Mortgagee shall have the right (without prejudice to any other rights arising by reason of such default) to advance or expend moneys for the purpose of procuring

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such insurance, or for the payment of insurance premiums, taxes, assessments or other charges unless being contested by Mortgagor in good faith, or to save the Mortgaged Property from sale or forfeiture for any unpaid tax or assessment, or otherwise, or to redeem the same from any tax or other sale, or to purchase any tax title thereon unless being contested by Mortgagor in good faith, or to remove or purchase any recorded mechanics’ liens or other encumbrance thereon, or to make repairs thereon or to comply with any other covenant herein contained or to prosecute or defend any suit in relation to the Mortgaged Property or in any manner to protect the Mortgaged Property and the title thereto, and all sums so advanced for any of the aforesaid purposes, with interest thereon at the highest rate then in effect with respect to the Secured Obligations, shall be deemed a charge upon the Mortgaged Property in the same manner as the Notes at the time outstanding are secured and shall be forthwith paid to Mortgagee making such advance or advances upon demand; provided, however, that such interest rate shall not be in excess of the rate permitted by law. It shall not be obligatory for Mortgagee in making any such advances or expenditures to inquire into the validity of any such tax title, or of any of such taxes or assessments or sales therefor, or of any such mechanics’ liens or other encumbrance.

SECTION 3.08. Mortgagee Right of Inspection: The Mortgagee, through its representatives, shall at all times during reasonable business hours have access to, and the right to inspect and make copies of, any or all books, records and accounts, and any or all invoices, contracts, leases, payrolls, canceled checks, statements and other documents and papers of every kind belonging to or in possession of the Mortgagor and its subsidiaries and pertaining to the Mortgaged Property.

SECTION 3.09. Further Assurances to Confirm Security of Mortgage: The Mortgagor will from time to time upon written demand of the Mortgagee make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered all such further and supplemental indentures of mortgage, deeds of trust, mortgages, financing statements, continuation statements, security agreements, instruments and conveyances as may reasonably be requested by the Mortgagee and take or cause to be taken all such further action as may reasonably be requested by the Mortgagee to effectuate the intention of these presents and to provide for the securing and payment of the principal of and interest on the Notes and other Secured Obligations according to the terms thereof and for the purpose of fully conveying, transferring and confirming unto the Mortgagee the property hereby conveyed, mortgaged and pledged, or intended so to be, whether now owned by the Mortgagor or hereafter acquired by it and to reflect the assignment of the rights or interest of the Mortgagee hereunder or under any Note or Commitment. The Mortgagor will cause this Mortgage and any and all supplemental indentures of mortgage, mortgages and deeds of trust and every security agreement, financing statement, continuation statement and every additional instrument which shall be executed pursuant to the foregoing provisions forthwith upon execution to be recorded and filed and rerecorded and refiled as conveyances and mortgages and deeds of trust of and security interests in real and personal property in such manner and in such places as may be required by law or reasonably requested by the Mortgagee in order fully to preserve the security for the Notes and other Secured Obligations and to perfect and maintain the superior lien of this Mortgage and all supplemental indentures of mortgage, mortgages and deeds of trust and the rights and remedies of Mortgagee.

SECTION 3.10. Application of Proceeds from Condemnation: In the event that the Mortgaged Property, or any part thereof, shall be taken under the power of eminent domain, all proceeds and avails therefrom, except to the extent that Mortgagee shall consent to other use and application thereof by the Mortgagor, shall forthwith be applied by the Mortgagor: first, either to acquire additional Mortgaged Property or to the payment of the Secured Obligations in accordance with the applicable provisions of the Credit Agreement.

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ARTICLE IV

REMEDIES OF THE MORTGAGEE AND NOTEHOLDERS

Section 4.01 Remedies of Mortgagee: Upon the occurrence of an Event of Default under the Credit Agreement, the Mortgagee may exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to all rights and remedies available to the Mortgagee under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

(a)	take immediate possession of the Mortgaged Property, collect and receive all credits, outstanding accounts and bills receivable of the Mortgagor and all rents, income, revenues and profits pertaining to or arising from the Mortgaged Property, or any part thereof, and issue binding receipts therefor; and manage, control and operate the Mortgaged Property as fully as the Mortgagor might do if in possession thereof, including, without limitation, the making of all repairs or replacements deemed necessary or advisable; provided, however, that Mortgagee agrees to abide by any notice requirement contained in FCC Rules, 47 C.F.R. 22.937(f), in connection with any of the Mortgaged Property which is covered by such section or any successor provision; and

(b)	proceed to protect and enforce the rights of the Mortgagee under this Mortgage by suits or actions in equity or at law in any court or courts of competent jurisdiction, whether for specific performance of any covenant or any agreement contained herein or in aid of the execution of any power herein granted or for the foreclosure hereof or hereunder or for the sale of the Mortgaged Property, or any part thereof, or to collect the debts hereby secured or for the enforcement of such other or additional appropriate legal or equitable remedies as may be deemed most effectual to protect and enforce the rights and remedies herein granted or conferred, and in the event of the institution of any such action or suit Mortgagee shall have the right to have appointed a receiver of the Mortgaged Property and of all rents, income, revenues and profits pertaining thereto or arising therefrom derived, received or had from the time of the commencement of such suit or action, and such receiver shall have all the usual powers and duties of receivers, in like and similar cases, to the fullest extent permitted by law, and if application shall be made for the appointment of a receiver the Mortgagor hereby expressly consents that the court to which such application shall be made may make said appointment.

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SECTION 4.02. Right of Mortgagee to Bid on Mortgaged Property: At any sale hereunder Mortgagee shall have the right to bid for and purchase the Mortgaged Property, or such part thereof as shall be offered for sale, and Mortgagee may apply in settlement of the purchase price of the property so purchased the portion of the net proceeds of such sale which would be applicable to the payment on account of the Secured Obligations and such amount so applied shall be credited as a payment on account of the Secured Obligations.

SECTION 4.03. Application of Proceeds from Remedial Actions: Any proceeds of funds arising from the exercise of any rights or the enforcement of any remedies herein provided after the payment or provision for the payment of any and all costs and expenses in connection with the exercise of such rights or the enforcement of such remedies shall be applied first, to the payment of indebtedness hereby secured other than the principal of or interest on the Secured Obligations; second, to the ratable payment of interest which shall have accrued on the Secured Obligations and which shall be unpaid; third, to the ratable payment of or on account of the unpaid principal of the Secured Obligations, and the balance, if any, shall be paid to Mortgagor or whosoever shall be entitled thereto.

SECTION 4.04. Remedies Cumulative; No Election: Every right or remedy herein conferred upon or reserved to Mortgagee shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law, or in equity, or by statute. The pursuit of any right or remedy shall not be construed as an election.

SECTION 4.05. Waiver of Appraisement Rights: To the extent permitted under applicable law, the Mortgagor, for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property may be situated, in order to prevent, delay or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, and the Mortgagor, for itself and all who may claim through or under it, hereby waives the benefit of all such laws unless such waiver shall be forbidden by law.

ARTICLE V

POSSESSION UNTIL DEFAULT-DEFEASANCE CLAUSE

SECTION 5.01. Possession Until Default: Until some one or more of the Events of Default shall have happened, the Mortgagor shall be suffered and permitted to retain actual possession of the Mortgaged Property, and to manage, operate and use the same and any part thereof, with the rights and franchises appertaining thereto, and to collect, receive, take, use and enjoy the rents, revenues, issues, earnings, income, products and profits thereof or therefrom, subject to the provisions of this Mortgage.

SECTION 5.02. Defeasance: Upon payment of the full amount of the principal of and interest on the Secured Obligations and upon payment of all other sums payable hereunder by the

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Mortgagor, all property, rights and interests hereby conveyed or assigned or pledged shall revert to the Mortgagor and the estate, right, title and interest of the Mortgagee shall thereupon cease, determine and become void and the Mortgagee, in such case, on written demand of the Mortgagor, but at the Mortgagor’s cost and expense, shall enter satisfaction of this Mortgage upon the record.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Property Deemed Real Property: It is hereby declared to be the intention of the Mortgagor that all lines, or systems, embraced in the Mortgaged Property, including, without limitation, all rights of way and easements granted or given to the Mortgagor or obtained by it to use real property in connection with the construction, operation or maintenance of such lines, or systems, and all other property physically attached to any of the foregoing-described property, shall be deemed to be real property.

SECTION 6.02. Mortgage to Bind and Benefit Successors and Assigns: All of the covenants, stipulations, promises, undertakings and agreements herein contained by or on behalf of the Mortgagor shall bind its successors and assigns, whether so specified or not, and all titles, rights and remedies hereby granted to or conferred upon the Mortgagee shall pass to and inure to the benefit of the successors and assigns of the Mortgagee and shall be deemed to be granted or conferred for the ratable benefit and security of all who shall from time to time be the holders of Notes executed and delivered as herein provided.

SECTION 6.03. Headings: The descriptive headings of the various articles of this Mortgage were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

SECTION 6.04. Notices: All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Mortgage shall be given in accordance with the notice provisions confirmed in the Credit Agreement.

SECTION 6.05. Regulatory Approval: Notwithstanding anything to the contrary contained in this Mortgage, the Credit Agreement, or in any related agreement, instrument or document, Mortgagee shall not take any action requiring the prior approval of the FCC or any state public service or utilities commission having jurisdiction without first obtaining such approval.

SECTION 6.06. Severability: The invalidity of any one or more phrases, clauses, sentences, paragraphs or provisions shall not affect the remaining portions of this Mortgage, nor shall any such invalidity as to any holder of Notes hereunder affect the rights hereunder of any other holder of Notes.

SECTION 6.07. Counterparts: This Mortgage may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

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SECTION 6.08. Mortgage Deemed Security Agreement: To the extent that any of the property described or referred to in this Mortgage is governed by the provisions of the Uniform Commercial Code this Mortgage is hereby deemed a “security agreement” under the Uniform Commercial Code, and a “financing statement” under the Uniform Commercial Code for said security agreement. The mailing addresses of the Mortgagor as debtor, and of the Mortgagee as secured party are as follows:

Mortgagor:	Iowa Telecommunications Services, Inc.
115 S. 2nd Avenue West
Newton, Iowa 50208
Attention: Alan L. Wells

Mortgagee:	Rural Telephone Finance Cooperative
2201 Cooperative Way
Herndon, Virginia 20171
Attention: Administrative Agency Services

SECTION 6.09. Use of Terms: The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa.

SECTION 6.10. Costs and Expenses: Mortgagor agrees to pay and be liable for any and all expenses, including reasonable attorney’s fees and court costs, incurred by Mortgagee in exercising or enforcing any of its rights hereunder. Such sums shall be secured hereby and shall be payable forthwith, with interest thereon at the highest rate provided in the Notes; provided, however, that such interest rate shall not be in excess of the rate permitted by law.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, IOWA TELECOMMUNICATIONS SERVICES, INC., as Mortgagor, has caused this Mortgage to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, and RURAL TELEPHONE FINANCE COOPERATIVE, as Mortgagee, has caused this Mortgage to be duly executed in its behalf, all as of the day and year first above written.

IOWA TELECOMMUNICATIONS SERVICES, INC.
(SEAL)
By:
Name and Title

Attest:
Name and Title

Executed by the Mortgagor
in the presence of:

Witnesses

RURAL TELEPHONE FINANCE COOPERATIVE, as
Administrative Agent
(SEAL)
By:
Name and Title

Attest:
Name and Title

Executed by the Mortgagee
in the presence of:

Witnesses

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STATE OF	)
) SS
COUNTY OF	)

BE IT REMEMBERED, that on this          day of                     , 2004, before me, the undersigned, a notary public in and for the county and state aforesaid, came                                         ,                              of Iowa Telecommunications Services, Inc., a corporation, who is personally known to me to be such officer, and who is personally known to me to be the person who executed as such officer the within instrument of writing on behalf of such corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

Name of Notary Public

(Notarial Seal)

My commission expires

OF	)
) SS
OF	)

BE IT REMEMBERED, that on this day of , 20 , before me, the undersigned, a notary public in and for the county and state aforesaid, came                                          , signing as an Assistant Secretary-Treasurer of the RURAL TELEPHONE FINANCE COOPERATIVE, a corporation, who is personally known to me to be the person who executed the within instrument of writing on behalf of such corporation and such person duly acknowledged the execution of the same as the act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

Name of Notary Public

(Notarial Seal)

My commission expires:

Intercompany Subordination Agreement